UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Post Oak Blvd, Suite 510-T80, Houston, TX 77056

(281) 898-6586

(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On October 14, 2026, the board of directors (the “Board”) of Ainos, Inc., a Texas corporation (the “Company”), unanimously approved the second amended and restated bylaws (the “Restated Bylaws”) of the Company, effective immediately, which among other things, adopted a classified board structure under which the directors are divided into three classes, designated as Class I, Class II and Class III, each class consisting, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board.

Effective upon the effectiveness of the Restated Bylaws, the current directors are hereby assigned to classes as follows: Class I (term expiring at the 2026 annual meeting of shareholders): Ting-Chuan Lee, Chun-Jung Tsai, and Chung-Yi Tsai; Class II (term expiring at the 2027 annual meeting): Yao-Chung Chiang and Pao-Sheng Wei; Class III (term expiring at the 2028 annual meeting): Chun-Hsien Tsai and Wen-Han Chang; and that directors elected at each annual meeting thereafter to succeed the class whose term expires shall be elected for a term expiring at the third succeeding annual meeting, and each director shall hold office until his or her successor is elected and qualified, or until earlier death, resignation or removal.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Restated Bylaws of the Company, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this report as Exhibit 3.1 and herein incorporated by reference.

Item 8.01 Other Events.

On the same day, the Board unanimously approved the amended Corporate Governance Policies of the Board (the “Corporate Governance Policies”), which among other things, reflected the classified board structure disclosed above.

A copy of the Corporate Governance Policies is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Ainos, Inc.
99.1	Corporate Governance Policies of the Board of Directors, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: October 16, 2026	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer

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